UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                                  May 15, 2006
                ------------------------------------------------
                Date of Report (Date of earliest event reported)

                              Congoleum Corporation
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           Delaware                   01-13612               02-0398678
 ----------------------------       -----------           ----------------
 (State or other jurisdiction       (Commission           (I.R.S. Employer
       of incorporation)            File Number)        Identification No.)


                             3500 Quakerbridge Road
                                  P.O. Box 3127
                           Mercerville, NJ 08619-0127
              -----------------------------------------------------
              (Address of principal executive offices and zip code)

                                  609-584-3000
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


                                       N/A
                         -------------------------------
                         (Former name or former address,
                         if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a- 12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS

      On May 15, 2006, Congoleum Corporation ("Congoleum") filed an amended proposed Disclosure Statement, Plan Trust Agreement and Trust Distribution Procedures with respect to its Eighth Modified Joint Plan of Reorganization Under Chapter 11 of the Bankruptcy Code, dated as of March 17, 2006, with the Bankruptcy Court. The amended proposed Disclosure Statement, Plan Trust Agreement and Trust Distribution Procedures are attached hereto as Exhibits 99.1, 99.2 and 99.3, respectively, and are incorporated by reference herein.


Item 9.01 Exhibits

--------------------------------------------------------------------------------
  EXHIBIT NO.                           DESCRIPTION
--------------------------------------------------------------------------------
      99.1 Amended Proposed Disclosure Statement with respect to Eighth Modified Joint Plan of Reorganization Under Chapter 11 of the Bankruptcy Code of Congoleum Corporation, et al., dated as of March 17, 2006.
--------------------------------------------------------------------------------
      99.2      Congoleum Plan Trust Agreement.
--------------------------------------------------------------------------------
      99.3      Congoleum Plan Trust Distribution Procedures.
--------------------------------------------------------------------------------



                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: May 19, 2006                          Congoleum Corporation

                                            By: /s/ Howard N. Feist III
                                                ----------------------------
                                                Name: Howard N. Feist III
                                                Title: Chief Financial Officer

                                  Exhibit Index

  Exhibit
   Number   Description
   ------   -----------

    99.1 Amended Proposed Disclosure Statement with respect to Eighth Modified Joint Plan of Reorganization Under Chapter 11 of the Bankruptcy Code of Congoleum Corporation, et al., dated as of March 17, 2006.

    99.2    Congoleum Plan Trust Agreement.

    99.3    Congoleum Plan Trust Distribution Procedures.